UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 1, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 633-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreement

On November 2, 2012, DCP Midstream Partners, LP (the “Partnership”) entered into a contribution agreement (the “Contribution Agreement”) with DCP Midstream, LLC (“Midstream”), DCP Midstream GP, LP (“GP LP”), and DCP LP Holdings, LLC (“Holdings”), pursuant to which Midstream, through its affiliates, contributed to the Partnership a 33.33% interest in DCP SC Texas GP (the “Eagle Ford Joint Venture”) and a three year direct commodity price derivative beginning November 2012 (the “Hedge”) for aggregate consideration of $438.3 million, subject to certain working capital and other customary purchase price adjustments (the “Transaction”).

The Eagle Ford Joint Venture is a fully integrated midstream business which includes: approximately 6,000 miles of gathering systems; production from 900,000 acres supported by acreage dedications or throughout commitments under long-term predominantly percent of proceeds agreements; five cryogenic natural gas processing plants totaling 760 MMcf/d of processing capacity; three fractionation locations with total capacity of 36 MBbls/d; natural gas residue outlets including eleven interstate and intrastate pipelines; and NGL deliveries to the Gulf Coast petrochemical markets and to Mont Belvieu through the Sand Hills pipeline. A Midstream affiliate, as counterparty to the Hedge, provided the Partnership with the Hedge to mitigate commodity price exposure.

Midstream currently owns, directly or indirectly, 100% of the General Partner, the general partner of GP LP, the Partnership’s general partner. Accordingly, the conflicts committee of the General Partner’s Board of Directors approved the Transaction. The conflicts committee, a committee of independent members of the General Partner’s Board of Directors, retained independent legal and financial advisors to assist it in evaluating the Transaction.

A copy of the Contribution Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the terms of the Contribution Agreement and the Transaction is not complete and is qualified in its entirety by reference to full and complete terms of the Contribution Agreement. There is no assurance that the anticipated benefits of the Transaction will be realized. Forward-looking statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control.

Amended and Restated General Partnership Agreement of DCP SC Texas GP

In conjunction with the Transaction, on November 2, 2012, DCP South Central Texas Holdings LLC, a wholly-owned subsidiary of the Partnership, Holdings, a wholly-owned subsidiary of Midstream, and DCP SC Texas Holdings LLC, a wholly-owned subsidiary of Midstream, entered into an Amended and Restated General Partnership Agreement of DCP SC Texas GP (the “Eagle Ford Partnership Agreement”). The Eagle Ford Partnership Agreement governs the ownership and management of the Eagle Ford Joint Venture.

The Eagle Ford Joint Venture will be managed by a management committee with each partner having the right to designate up to three representatives to the management committee. The members of the management committee have voting power corresponding to their appointing partners’ respective ownership interests in the Eagle Ford Joint Venture. Most actions by the Eagle Ford Joint Venture require the affirmative vote of a majority of the ownership interests as represented by the management committee; however, certain significant actions require the unanimous affirmative vote of the management committee. The Eagle Ford Joint Venture must make quarterly distributions of available cash (generally, cash from operations less required and discretionary reserves) to the partners, which distribution amount will be determined by majority approval of the management committee. Calls for capital contributions require the unanimous approval of the management committee except in certain situations, such as the breach or default of a material agreement or payment obligation, that are reasonably likely to have a material adverse effect on the business, operations, or financial condition of the Eagle Ford Joint Venture. Distributions to the Partnership will generally approximate the Partnership’s ownership percentage of the Eagle Ford Joint Venture plus depreciation and amortization expense and other non-cash charges of the Eagle Ford Joint Venture. The Eagle Ford Joint Venture is required to pay to Midstream general and administrative expenses as follows: (a) $14,000,000 for calendar year 2012 pro-rated for the remainder of calendar year 2012 from November 2, 2012, (b) $14,000,000 for calendar year 2013, and (c) for periods after calendar year 2013, an amount mutually agreed upon by the Partnership and Midstream.

The Eagle Ford Partnership Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the terms of the Eagle Ford Partnership Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Eagle Ford Partnership Agreement.

Amendment to Existing Term Loan Agreement

On November 1, 2012, in connection with its entry into the New Term Loan Agreement (as described below under the caption “New Term Loan Agreement”), the Partnership entered into the First Amendment (the “First Amendment”) to the existing and previously disclosed Term Loan Agreement, dated July 2, 2012, among the Partnership, DCP Midstream Operating, LP (the “Operating Partnership”), SunTrust Bank, as administrative agent, and the lenders named therein (the “Existing Term Loan Agreement”).

The First Amendment modifies the Existing Term Loan Agreement such that it will not be mandatory for the Operating Partnership to apply any proceeds from the Term Loans (as described below under the caption “New Term Loan Agreement”) towards prepayment of any outstanding borrowings under the Existing Term Loan Agreement.

The First Amendment is attached hereto as Exhibit 10.2 and is incorporated by reference herein. The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the Existing Term Loan Agreement, as amended by the First Amendment.

New Term Loan Agreement

On November 1, 2012, the Partnership and its wholly-owned subsidiary, the Operating Partnership, entered into a Term Loan Agreement (the “New Term Loan Agreement”) with SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd., and JPMorgan Chase Bank, N.A., as lenders (the “Lenders”). The New Term Loan Agreement provides for term loans to be made by the Lenders to the Operating Partnership in an aggregate principal amount up to $343.5 million (the “Term Loans”). The Term Loans will mature on the first to occur of (i) November 2, 2014, or (ii) the date of acceleration of the Term Loans pursuant to the New Term Loan Agreement.

A borrowing of $343.5 million of Term Loans under the New Term Loan Agreement occurred on November 2, 2012, and was used to fund the Transaction (as described in Item 1.01 under the caption “Contribution Agreement”). The Term Loans accrue interest based, at the Operating Partnership’s election, on either the LIBOR rate or the base rate, plus in each case, an applicable margin as described in the New Term Loan Agreement.

The New Term Loan Agreement contains customary covenants consistent with the Operating Partnership’s existing $1.0 billion credit agreement including, but not limited to, (i) a requirement that the Partnership and its consolidated subsidiaries maintain a Consolidated Leverage Ratio (as defined in the New Term Loan Agreement) of less than or equal to 5.0 to 1.0 at the end of each fiscal quarter, provided that for three fiscal quarters subsequent to certain acquisitions, including the fiscal quarter in which acquisitions are consummated, the Partnership’s Consolidated Leverage Ratio may be less than or equal to 5.5 to 1.0, and (ii) limitations on incurrence of liens on assets, indebtedness, mergers and consolidations, transactions with affiliates, and sales of assets. The New Term Loan Agreement also includes customary lending conditions, representations and warranties, events of default, and indemnification provisions. Upon the occurrence of certain events of default, the Operating Partnership’s obligations under the New Term Loan Agreement may be accelerated. The Operating Partnership’s obligations under the Term Loans are unsecured and guaranteed by the Partnership.

Affiliates of certain of the Lenders of the Term Loans have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Operating Partnership and its affiliates in the ordinary course of business, for which they have received, and may continue to receive, customary fees and commissions.

The New Term Loan Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein. The foregoing description of the New Term Loan Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the New Term Loan Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 2, 2012, the parties completed the Transaction (as described in Item 1.01 under the caption “Contribution Agreement”). In connection with the Transaction, the Partnership paid aggregate consideration of $438.3 million less customary working capital and other purchase price adjustments of $7.1 million. $343.5 million of the consideration was financed with the proceeds from the Term Loans (as described in Item 1.01 under the caption “New Term Loan Agreement”) and the remaining $87.7 million was financed by the issuance of an aggregate of 1,912,663 common units (“Common Units”) representing limited partnership interests in the Partnership to Holdings and GP LP. These Common Units were issued in a private placement in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and the safe harbor provided by Rule 506 of Regulation D promulgated thereunder.

In connection with the Transaction, the Partnership is filing (i) as Exhibit 99.1 hereto, audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011; and (ii) as Exhibit 99.2 hereto, unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2012, DCP Midstream Partners, LP issued a press release announcing its financial results for the third quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.3 hereto, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of our three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income (loss) attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented, and net cash provided by operating activities, which is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure for each business segment is the applicable segment net income (loss) attributable to partners, which GAAP financial measures are set forth in the release and prominently below for the applicable periods presented:

DCP MIDSTREAM PARTNERS, LP

GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	As Reported in 2011	2012	2011	As Reported in 2011
	(Millions)			(Millions)
Net income attributable to partners	$1.3	$68.5	$66.3	$103.7	$116.2	$101.9
Net cash provided by operating activities	$87.2	$74.7	$60.3	$158.8	$181.0	$148.9

DCP MIDSTREAM PARTNERS, LP

SEGMENT GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	As Reported in 2011	2012	2011	As Reported in 2011
	(Millions)			(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$9.5	$80.4	$75.4	$125.6	$135.8	$112.8

NGL Logistics segment:
Segment net income attributable to partners	$14.2	$7.0	$7.0	$34.2	$20.6	$20.6

Wholesale Propane Logistics segment:
Segment net (loss) income attributable to partners	$(2.8)	$2.1	$2.1	$10.8	$20.9	$20.9

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the caption “New Term Loan Agreement” is incorporated in its entirety herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information regarding the issuance of Common Units set forth in Item 2.01 is incorporated in its entirety herein by reference.

Item 7.01 Regulation FD Disclosure.

The Partnership issued a press release on November 6, 2012 announcing the Transaction and the completion thereof along with the Partnership’s financial results for the third quarter ended September 30, 2012. A copy of the press release is being furnished and is attached as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the six months ended June 30, 2012 and the year ended December 31, 2011, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Contribution Agreement, dated November 2, 2012, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1	Amended and Restated General Partnership Agreement of DCP SC Texas GP, dated November 2, 2012, by and among DCP LP Holdings, LLC, DCP SC Texas Holdings LLC, and DCP South Central Texas Holdings LLC.

10.2	First Amendment to Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

10.3	Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009.

99.1	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

99.3	Press Release, dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2012

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Rose M. Robeson

		Name:	Rose M. Robeson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement, dated November 2, 2012, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

10.1	Amended and Restated General Partnership Agreement of DCP SC Texas GP, dated November 2, 2012, by and among DCP LP Holdings, LLC, DCP SC Texas Holdings LLC, and DCP South Central Texas Holdings LLC.

10.2	First Amendment to Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

10.3	Term Loan Agreement, dated November 1, 2012, among DCP Midstream Partners, LP, DCP Midstream Operating, LP, SunTrust Bank, as administrative agent, and the lenders named therein.

23.1	Consent of Deloitte & Touche LLP on the South/Central Texas Gathering and Processing Business Combined Financial Statements as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009.

99.1	Audited combined financial statements of the South/Central Texas Gathering and Processing Business as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010, and 2009, and unaudited combined financial statements of the South/Central Texas Gathering and Processing Business as of June 30, 2012 and for the six months ended June 30, 2012 and 2011.

99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the six months ended June 30, 2012, and for the year ended December 31, 2011.

99.3	Press Release, dated November 6, 2012.